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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) NOVEMBER 25, 2002.


                       Wachovia Asset Securitization, Inc.
      (Issuer in respect of the Asset-Backed Certificates, Series 2002-HE1)
             (Exact name of registrant as specified in its charter)


                  Delaware             333-97457              56-1967773
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      (State or other jurisdiction    (Commission           (IRS Employer
            of incorporation)         File Number)       Identification No.)

     c/o Wachovia Bank, National Association, 8739 Research Drive, Suite D,
                            Charlotte, NC 28288-0121
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (704) 593-7616
                                                           --------------

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         (Former name or former address, if changed since last report.)


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Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the NOVEMBER 25, 2002 payment to the Asset-Backed Certificates, Series 2002-HE1

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.
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20.1 Monthly statement to holders of Asset-Backed Certificates, Series 2002-HE1 relating to the NOVEMBER 25, 2002 Payment Date.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Asset-Backed Certificates, Series 2002-HE1 by the undersigned thereunto duly authorized.




Dated:  MARCH 25, 2003         By:      Wachovia Asset Securitization, Inc., as
                                        Depositor

                               By: Wachovia Bank, National Association, as Attorney-in-fact

                               By:      /s/ April Hughey
                               Name:    April Hughey
                               Title:   Vice President


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                                  EXHIBIT INDEX




20.1 Monthly statement to holders of Asset-Backed Certificates, Series 2002-HE1 relating to the NOVEMBER 25, 2002 Payment Date.


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